SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 1998

                                  HOMEUSA, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     1-13477                  76-0546715
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

        THREE RIVERWAY, SUITE 555
             HOUSTON, TEXAS                                        77056
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (713) 965-0520
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                                  HOMEUSA, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K

                                                                            PAGE

Item 5.           Other Events................................................ 3

Item 7.           Financial Statements and Exhibits............................3

Signature         .............................................................4

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         ITEM 5. OTHER EVENTS.

         Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a press release issued by HomeUSA, Inc. on February 17, 1998.

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:


 EXHIBIT
 NUMBER                           DESCRIPTION OF EXHIBIT

   99.1            Press release issued by HomeUSA, Inc. on February 17, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOMEUSA, INC.

                                       By: /s/
                                           Cary N. Vollintine
                                           President and Chief Executive Officer

Dated: February 17, 1998

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                                  EXHIBIT INDEX

EXHIBIT                                                                    PAGE
NUMBER                              DESCRIPTION                           NUMBER

   99.1            Press release issued by HomeUSA, Inc. on February
                   17, 1998.

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